UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2021

MOSAIC IMMUNOENGINEERING INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22182	84-1070278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1537 South Novato Blvd, #5

Novato, California 94947

(Address of principal executive offices, and zip code)

Registrant’s telephone number, including area code: (657) 208-0890

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On June 10, 2021, the Board of Directors (the “Board”) approved that the number of directors be increased from six (6) to seven (7) members and also recommended that stockholders elect Dr. Robert A. Baffi to its Board of Directors and as a member of the Audit Committee and Corporate Governance and Nominating Committee of the Board. On June 14, 2021, the Majority Stockholders, representing 80% of the outstanding voting power of the Company, elected Dr. Baffi to serve as director with such terms to begin no sooner than the 20th calendar day after the date on which the Information Statement and the accompanying notice are mailed to our stockholders (the “Effective Date”).

Dr. Baffi will serve until the first annual meeting of stockholders to occur following the first date on which the Company’s common stock is listed or quoted on a national securities exchange or until their successors are elected and qualified, subject to such directors earlier death, resignation, disqualification or removal.

There is no arrangement or understanding between Dr. Baffi and any other persons pursuant to which Dr. Baffi was elected as a director. There are no family relationships between Dr. Baffi and any director or executive officer of the Company.

In exchange for Dr. Baffi’s board service, the Compensation Committee of the Board agreed to grant Dr. Baffi a number of restricted stock units (“RSUs") equal to $86,000 divided by the closing price of the Company’s common stock on the Effective Date. The RSUs will vest one year from the date of grant.

In addition, on May 7, 2021, the Company entered into a convertible note purchase agreement (“Agreement”) with five (5) accredited investors, including Dr. Baffi, prior to his appointment to the Board. Pursuant to the Agreement, the Company received $100,000 in proceeds from Dr. Baffi and issued him a convertible note in the amount of $100,000. The convertible note was issued as part of a convertible note offering authorized by the Company’s Board for raising up to $5 million from the issuance of convertible notes through July 31, 2021. The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 10, 2021.

Dr. Baffi will enter into the Company’s standard form of indemnification agreement, a copy of which has been filed as Exhibit 10.11 to the Company’s Transition Report on Form 10-KT filed with the SEC on March 2, 2021.

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Majority Stockholders Vote

The Common Stock and Series B Preferred are the only classes of outstanding voting stock of the Company. As of June 14, 2021, there were 7,228,093 shares of common stock (“Common Stock”) and 70,000 shares of Series B Convertible Voting Preferred Stock (“Series B Preferred”) issued and outstanding. On June 14, 2021, the following holders of shares of the Common Stock, representing 80% of the outstanding voting power of the Company (the “Majority Stockholders”), executed the written consent of the Majority Stockholders approving the below Corporate Actions:

Title of Class	Name of Beneficial Owner	Number of Shares of Common Stock held	Number of Votes that Voted in favor of the Corporate Actions	Percentage of the Voting Equity that Voted in favor of the Corporate Actions (1)
Common Stock, $0.00001 par value:
	Nicole Steinmetz, Ph.D.	1,641,252	1,641,252	20.444%
	Steven King	1,641,252	1,641,252	20.444%
	Paul Lytle	1,641,252	1,641,252	20.444%
	Steven Fiering, Ph.D.	570,870	570,870	7.112%
	Jonathan Pokorski, Ph.D.	570,870	570,870	7.112%
	Robert Garnick, Ph.D.	356,794	356,794	4.444%

	Total	6,422,290	6,422,290	80.00%

________________

(1)	Based on 8,030,879 shares of Common Stock entitled to vote, including the number of shares of Common Stock entitled to vote under the Series B Preferred, on an as-converted basis. Each share of the Series B Preferred; shall (a) convert into 11.46837 shares of Common Stock of the Company, (b) possess full voting rights, on an as-converted basis, as the Common Stock of the Company, (c) have no dividend rate, and (d) shall possess certain anti-dilution protections as defined in the Series B Certificate of Designations.

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Corporate Actions:

The following nominees for election to the Company's Board of Directors were elected by written consents by the Majority Stockholders.

Name of Director Nominee	Votes FOR	Votes AGAINST	Votes ABSTAIN
Steven King	6,422,290	0	0
Robert A. Baffi, Ph.D.	6,422,290	0	0
Gloria H. Felcyn	6,422,290	0	0
Robert Garnick, Ph.D.	6,422,290	0	0
Carlton M. Johnson, Jr.	6,422,290	0	0
Paul Lytle	6,422,290	0	0
Nicole Steinmetz, Ph.D.	6,422,290	0	0

Pursuant to the same written consent, the Majority Stockholders approved by written consent the following matters:

Discretionary Authority to Implement a Reverse Stock Split

The Majority Stockholders have approved an amendment to our Amended and Restated Articles of Incorporation (“Amendment”) (in the event it is deemed advisable by the Board) to effect a Reverse Stock Split of our issued and outstanding shares of Common Stock at a ratio to be determined in the discretion of our Board and publicly announced prior to the effectiveness of any Reverse Stock Split within the range of one (1) share of our Common Stock for every two (2) to four (4) shares of our Common Stock. The written consent vote, as of June 14, 2021, was:

Written Consent Vote	Votes FOR	Votes AGAINST	Votes ABSTAIN
Totals:	6,422,290	0	0

Ratification of Auditors

The Audit Committee of the Board has appointed KMJ Corbin & Company LLP, certified public accountants, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021. The Majority Stockholders ratified the Board’s appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. The written consent vote, as of June 14, 2021, was:

Written Consent Vote	Votes FOR	Votes AGAINST	Votes ABSTAIN
Totals:	6,422,290	0	0

Item 8.01 Other Information

On June 15, 2021, the Company issued a press release announcing the appointment of Dr. Robert A. Baffi to the Company’s Board of Directors. A copy of the press release is filed hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit	Description
99.1	Press release issued June 15, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mosaic ImmunoEngineering Inc.

Date: June 15, 2021	By: /s/ Steven King
Steven King
President and Chief Executive Officer, Director

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